UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2005

Monolithic System Technology, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1020 Stewart Drive Sunnyvale, California 95085
(Address of principal executive offices, with zip code)

(408) 731-1800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 26, 2005, Monolithic System Technology, Inc. (the “Company”) elected one new member to its Board of Directors.  The new director, Chenming Hu, joins current Board members Wingyu Leung, Carl E. Berg, Tommy Eng, Chi-Ping Hsu and Jim Kupec. The Company has not determined whether Chenming Hu will serve on any committees of the Board of Directors.

A copy of the Company’s press release announcing this election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	January 31, 2005 press release “Mosys Appoints Chenming Hu to Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOLITHIC SYSTEM TECHNOLOGY, INC.

Date:	February 1, 2005	By:	/s/ Mark Voll
Mark Voll
Chief Financial Officer and Vice President Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	January 31, 2005 press release “Mosys Appoints Chenming Hu to Board of Directors.”